UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 6, 2020

E-QURE CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-54862

Delaware	47-1691054
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

20 West 64th Street, Suite 39G, New York, NY	10023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: + (972) 54-422-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies with respect to their filing requirements as a result of the recent coronavirus (“COVID-19”) outbreak (the “SEC Order”). E-Qure Corp., a Delaware corporation (the “Company”) will be relying on the SEC Order related to the timing of the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 outbreak.

As a result of COVID-19, the Company has been following the recommendations of health authorities to minimize exposure risk for our employees for the past several weeks, including allowing employees to work remotely to the extent possible. This has impacted the normal interactions and collaborations among our accounting and financial reporting personnel involved with the completion of the quarterly review and preparation of the Quarterly Report. This is impacting the timing of the review, preparation and completion of our financial statements for the first quarter of 2020.

Although the Company can provide no assurance, the Company does plan to file the Quarterly Report on/or about May 29, but, in any event, no later than June 29, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 15, 2020. If the Quarterly Report is filed by June 29, 2020, the filing will be deemed timely by the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations as to the effects that the COVID-19 pandemic may have on our business, which are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, those described in the risk factor above. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-QURE CORP.

/s/: Ohad Goren
Name:	Ohad Goren
Title:	Chief Executive Officer
Dated:	May 20, 2020